UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pentair plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 7, 2019. PENTAIR PLC You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of PENTAIR PLC C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E56657-P17399-Z73888 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual General Meeting For holders as of: March 4, 2019 Date: May 7, 2019Time: 8:00 a.m. Local Time Location: Claridge's Brook Street Mayfair, London W1K 4HR, United Kingdom

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E56658-P17399-Z73888 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by Vote by Telephone: To vote by telephone, go to www.proxyvote.com. Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: At the meeting, you will be given a ballot to vote these shares. You are also entitled to appoint a proxy or proxies to attend, speak and vote at the meeting on your behalf. This proxy does not have to be a shareholder. If you wish to appoint a proxy other than David A. Jones, John L. Stauch, Mark C. Borin and Karla C. Robertson, please contact our Corporate Secretary at our registered office. For directions to the meeting, visit www.grandluxuryhotels.com/hotel/claridge-s. Please see the Proxy Statement for further information regarding how to vote at the Annual General Meeting in person. Unless you plan to attend the meeting, you must submit your instructions or return your proxy by 3:00 a.m., Eastern Daylight Time, on May 5, 2019. Proxy Materials Available to VIEW or RECEIVE: 1.Annual Report 2. Notice of Annual General Meeting 3. Proxy Statement 4. Irish Financial Statements and Related Reports How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following director nominees: The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. 1. To re-elect director nominees: 1a. Glynis A. Bryan 2. To approve, by nonbinding, advisory vote, the compensation of the named executive officers. 1b. Jacques Esculier 3. To ratify, by nonbinding, advisory vote, the appointment of Deloitte & Touche LLP as the independent auditor of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the auditor's remuneration. 1c. T. Michael Glenn 1d. Theodore L. Harris 4. To authorize the Board of Directors to allot new shares under Irish law. 1e. David A. Jones 5. To authorize the Board of Directors to opt-out of statutory preemption rights under Irish law (Special Resolution). 1f. Michael T. Speetzen 6. To authorize the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law (Special Resolution). 1g. John L. Stauch 1h. Billie I. Williamson To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment. E56659-P17399-Z73888 Voting Items

E56660-P17399-Z73888